UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2011

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KACHING KACHING, INC.
(Exact name of registrant as specified in its charter)
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Delaware	333-132107	58-2667713
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Coronado Center Drive, Suite 120
Henderson, NV 89052
(Address of principal executive offices) (Zip Code)

(702) 589.7555
Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2011,  KaChing KaChing, Inc.  accepted the resignation, also dated February 15, 2011, of Murray Williams as a member of the Company’s Board of Directors.  Mr. Williams has separated his relationship from the Company to pursue other business opportunities.

Mr. Williams had no disagreements with the Company on any matter relating to the Company's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2011	KACHING KACHING, INC.

	By:	/s/ MARK V NOFFKE
Mark V Noffke, Chief Financial Officer